UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

GLASS HOUSES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40262	86-1565667
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd., Suite 1100

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(972) 850-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	GLHAU	The Nasdaq Capital Market LLC
Shares of Class A common stock included as part of the units	GLHA	The Nasdaq Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GLHAW	The Nasdaq Capital Market LLC
Shares of Class A common stock underlying redeemable warrants included as part of the units	GLHA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statement and Audit Report.

On April 12, 2021, the Staff of the U.S. Securities and Exchange Commission (the “SEC”) issued the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”), which clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants. At issuance on March 25, 2021, in connection with its initial public offering (“IPO”), the outstanding warrants (the “Warrants”) to purchase shares of Class A common stock of Glass Houses Acquisition Corp. (the “Company”) were accounted for as equity within the Company’s balance sheet. Following review of the SEC Statement, the Company reevaluated the accounting treatment of its Warrants as equity, and concluded that, based on the SEC Statement, the Warrants should be, and should previously have been, classified as a liability measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period.

On June 4, 2021, based on the evaluation of the Company’s management, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, in consultation with the Company’s management, including with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, that the Company’s audited balance sheet as of March 25, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2021 should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the SEC Statement. The Company plans to reflect this reclassification of the Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with the SEC.

The Company does not expect any of the above changes will have any impact on its cash position or cash held in the trust account.

In addition, the audit report of Marcum included in the Current Report on Form 8-K filed with the SEC on April 1, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2021

GLASS HOUSES ACQUISITION CORP.

By:	/s/ Tonya Clark
Name:	Tonya Clark
Title:	Chief Financial Officer

2